UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2023

ELECTRAMECCANICA VEHICLES CORP.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-38612	98-1485035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6060 Silver Drive Third Floor Burnaby, British Columbia, Canada	V5H 0H5
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 428-7656

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Shares, no par value	SOLO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02	Termination of a Material Definitive Agreement.

On August 17, 2023, ElectraMeccanica Vehicles Corp. (the “Company”) delivered notice to GLV, LLC (“GLV”) terminating the Design and Supply Agreement, dated March 3, 2023, by and between the Company and GLV (the “Design and Supply Agreement”). The termination of the Design and Supply Agreement will be effective as of September 16, 2023. Pursuant to the Design and Supply Agreement, the Company had engaged GLV to provide certain design, development and manufacturing services to the Company. The material terms and conditions of the Design and Supply Agreement are described in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 29, 2023. The Company’s decision to terminate the Design and Supply Agreement was due to the recently announced arrangement agreement with Tevva Motors Limited (“Tevva”) entered into by the Company (the “Arrangement Agreement”) and the contemplated consummation of the transactions pursuant thereto. In connection with the foregoing, on August 17, 2023, the Company also delivered notice to GLV terminating the Contract Assembly Agreement, dated March 1, 2023, by and between the Company and GLV, effective as of September 16, 2023, relating to certain contract assembly services that were to be provided by the Company to GLV.

Item 8.01	Other Events.

On August 18, 2023, the Company announced that it has determined not to pursue its previously announced plan to develop and sell a new four-wheeled electric passenger vehicle, which was referred to as “Project E4” or “E4,” following the Company entry into the Arrangement Agreement with Tevva and the contemplated consummation of the transactions pursuant thereto.

Additional Information and Where to Find It

In connection with the proposed transaction, ElectraMeccanica intends to file with the SEC a preliminary and definitive proxy statement and management information circular (the “Circulars”) relating to the proposed transaction and other relevant documents. The definitive Circular will be mailed to ElectraMeccanica’s shareholders as of a record date to be established for voting on the proposed transaction and any other matters to be voted on at the special meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE CIRCULARS, ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE CIRCULARS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ELECTRAMECCANICA, TEVVA AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) on the SEC’s website at www.sec.gov, on the Canadian Securities Administrators website at www.sedar.com, on ElectraMeccanica’s website at https://ir.emvauto.com/ or by contacting ElectraMeccanica’s Investor Relations via email at IR@emvauto.com.

Participants in the Solicitation

ElectraMeccanica and its directors and certain of its executive officers may be deemed participants in the solicitation of proxies from the shareholders of ElectraMeccanica in connection with the proposed transaction and any other matters to be voted on at the special meeting. Information regarding the names, affiliations and interests of such directors and executive officers will be included in the preliminary and definitive Circulars (when available). Additional information regarding such directors and executive officers is included in ElectraMeccanica’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on April 17, 2023. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of ElectraMeccanica’s shareholders in connection with the proposed transaction and any other matters to be voted upon at the special meeting will be set forth in the preliminary and definitive Circulars (when available).

These documents will be available free of charge as described in the preceding paragraph.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of U.S. federal securities laws and applicable Canadian securities laws. Forward-looking statements may be identified by words or expressions such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “may,” “will,” “projects,” “could,” “should,” “would,” “seek,” “forecast,” or other similar expressions. Forward-looking statements represent current judgments about possible future events, including, but not limited to statements regarding expectations or forecasts of business, operations, financial performance, prospects, and other plans, intentions, expectations, estimates, and beliefs relating to the proposed transaction between ElectraMeccanica and Tevva, such as statements regarding the combined operations and prospects of ElectraMeccanica and Tevva, the current and projected market, growth opportunities and synergies for the combined company (the “Resulting Issuer”), geographic expansion plans, and the timing and completion of the proposed transaction, including the satisfaction or waiver of all the required conditions thereto. These forward-looking statements are based upon the current beliefs and expectations of the management of ElectraMeccanica and Tevva and are subject to known and unknown risks and uncertainties. Factors that could cause actual events to differ include, but are not limited to:

•	the ability of the Resulting Issuer to further penetrate the U.K. and EU markets, and start operations in the U.S. market with Tevva’s commercial vehicles without having any prior experience selling Tevva’s vehicles in the U.S. market;

•	the total addressable market of ElectraMeccanica, Tevva and of the combined business;

•	general economic conditions in the markets where ElectraMeccanica and Tevva operate and where the Resulting Issuer will operate;

•	the expected timing of regulatory approvals relating to the proposed transaction, the businesses of ElectraMeccanica and Tevva and of the Resulting Issuer and product launches of such businesses and companies;

•	non-performance of third-party vendors and contractors;

•	risks related to the Resulting Issuer’s ability to successfully sell its products and the market reception to and performance of its products;

•	ElectraMeccanica’s and the Resulting Issuer’s compliance with, and changes to, applicable laws and regulations;

•	ElectraMeccanica’s and the Resulting Issuer’s limited operating history;

•	the Resulting Issuer’s ability to manage growth;

•	the Resulting Issuer’s ability to obtain additional financing;

•	the Resulting Issuer’s ability to expand product offerings;

•	the Resulting Issuer’s ability to compete with others in its industry;

•	the Resulting Issuer’s ability to protect our intellectual property;

•	ElectraMeccanica’s and the Resulting Issuer’s ability to list the common stock of the Resulting Issuer on Nasdaq;

•	ElectraMeccanica’s and the Resulting Issuer’s ability to defend against legal proceedings;

•	the Resulting Issuer’s success in retaining or recruiting, or changes required in, our officers, key employees or directors;

•	the ability to successfully integrate the businesses of ElectraMeccanica and Tevva after the completion of the proposed transaction;

•	the Resulting Issuer’s ability to achieve the expected benefits from the proposed transaction within the expected time frames or at all;

•	the incurrence of unexpected costs, liabilities or delays relating to the proposed transaction;

•	the risk that if the proposed transaction does not close that Tevva is unable to repay the $6 million credit facility provided by ElectraMeccanica;

•	the risk that the proposed transaction may not be accretive to ElectraMeccanica’s shareholders; and

•	other economic, business, competitive, and regulatory factors affecting the businesses of the companies generally, including but not limited to those set forth in ElectraMeccanica’s filings with the SEC, including in the “Risk Factors” section of ElectraMeccanica’s Annual Report on Form 10-K filed with the SEC on April 17, 2023, and its subsequent SEC filings.

Readers are cautioned not to place undue reliance on forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of ElectraMeccanica or the Resulting Issuer. Forward-looking statements speak only as of the date they are made, and ElectraMeccanica and the Resulting Issuer undertake no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events, or other factors that affect the subject of these statements, except where they are expressly required to do so by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2023	ELECTRAMECCANICA VEHICLES CORP.

	By:	/s/ Michael Bridge
Michael Bridge
General Counsel and Corporate Secretary